SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

This Second Amendment to Revolving Credit Loan Agreement (this "Second Amendment") is made and entered into and effective as of the 19th day of February, 2018, by and between SPYR, Inc. (the "Borrower") and Berkshire Capital Management, Inc. (the "Lender").

RECITALS

A. On September 5, 2017, Borrower and Lender entered into a Revolving Credit Loan Agreement (the "Agreement") whereby the Parties set forth agreed upon terms under which Lender would extend a revolving line of credit to Borrower in the maximum amount of Five Hundred Thousand Dollars ($500,000.00). The Agreement was amended on November 27, 2017 to provide for an additional Five Hundred Thousand Dollars ($500,000.00) (the "First Amendment"). The Agreement and First Amendment may be referred to collectively as the "Loan."

B. The Loan has a Repayment Date of February 28, 2018, at which time it is to be repaid in full with interest.

C. The Parties desire to modify the Repayment Date for the Loan.

AGREEMENT

1. The Loan is modified such that the Repayment Date is February 28, 2019.

2. In the event the Borrower obtains aggregate funding ("Funding") in excess of Two Million Dollars ($2,000,000.00), the Lender may request repayment of all or a portion of the Loan prior to the Repayment Date, which request shall be subject to approval of the investor(s) whose money constitute(s) the Funding (the "Funding Investors") and shall not be unreasonably denied. Similarly, the Loan may be refinanced/repaid in connection with any acquisition financing by the Borrower without approval of the Funding Investors.

3. Miscellaneous Provisions

a. **Defined Terms**. Any capitalized terms not defined in this Amendment shall have the same meaning as used in the Agreement.

b. **Interpretation**. The parties acknowledge and agree that this Amendment shall not be construed or interpreted against any single party on the grounds of sole or primary authorship. The parties acknowledge that they have had the opportunity to consult with and receive legal, accounting, and other advice by attorneys, accountants, and other professionals of their choosing prior to entering into this Amendment.

c. **Counterparts**. This Amendment may be executed in counterparts and/or by facsimile or email, each of which shall be an original, but all of which shall together constitute one document.

d. **Conflict**. In the event of a conflict between the Agreement and the provisions of this Amendment, this Amendment shall control.

e. **Affirmation of Agreement.** Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

ATTEST:

BORROWER:
SPYR, Inc.,

By: ______________________
Jennifer D. Duettra, Secretary

By: ______________________
James Mylock, Jr., Secretary

By: ______________________
James R. Thompson, CEO & President

LENDER:
Berkshire Capital Management, Inc.

By: ______________________ , President
Joseph Fiore, President

SECOND AMENDMENT TO REVOLVING CREDIT MASTER NOTE

Denver, Colorado
Date: February 19, 2018

This Second Amendment to Revolving Credit Master Note ("Amendment") is entered into by SPYR, Inc. (the "Borrower") and Berkshire Capital Management, Inc. ("Lender") with an office at 670 White Plains Road, Suite 120, Scarsdale, NY 10583.

RECITALS

(A) WHEREAS, Borrower and Lender entered into that certain Revolving Credit Master Note (the "Note") dated September 5, 2017, whereby Borrower promised to pay Lender, or the holder of the Note, in accordance with the terms and conditions referenced therein, all amounts borrowed up to $500,000.00 on a revolving line of credit extended by Lender, together with interest payable thereon commencing the date of each advance, at the rate of six percent (6%) per annum in the manner as set forth in such Note; and

(B) WHEREAS, Borrower and Lender entered into that certain First Amendment to Revolving Credit Master Note ("First Amendment") dated November 27, 2017, whereby the revolving line of credit was increased to $1,000,000.00; and

(C) WHEREAS, Borrower and Lender wish to amend the terms of the Note to modify the Repayment Date under the Note.

AMENDMENT

THEREFORE, Borrower and Lender agree to amend the Note as follows:

1. The Repayment Date under the Note and the First Amendment is modified to be February 28, 2019.

2. Except as expressly amended hereby, the Note is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect as of the date hereof.

3. This Amendment shall form a part of the Note for all purposes, and each of Borrower and Lender shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Note shall be deemed a reference to the Note as amended hereby.

4. Capitalized terms not otherwise herein defined shall have the meaning ascribed to them in the Note.

5. This Amendment may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties hereto, and each of which will together be deemed to be an original, notwithstanding that each party hereto is not a signatory to the same counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

ATTEST:	**BORROWER:** SPYR, Inc.,
By: ____________________ Jennifer D. Duettra, Secretary	By: ____________________ James R. Thompson, CEO & President
	LENDER: Berkshire Capital Management, Inc.
By: ____________________ James Mylock, Jr., Secretary	By: ____________________ President Joseph Fiore, President

SECOND AMENDMENT TO UNIFORM COMMERCIAL CODE – SECURITY AGREEMENT

This Second Amendment to Uniform Commercial Code – Security Agreement (this "Amendment") is made and entered into and effective as of the 19th day of February, 2018, by SPYR, Inc. (the "Debtor").

RECITALS

A. On September 5, 2017, Debtor executed a Uniform Commercial Code – Security Agreement (the "Agreement") granting Berkshire Capital Management, Inc. (the "Lender") a security interest in Debtor's assets in the amount of Five Hundred Thousand Dollars ($500,000.00).

B. On November 27, 2017, Debtor executed a First Amendment to the Agreement ("First Amendment") increasing the amount secured to One Million Dollars ($1,000,000.00).

C. The Debtor desires to modify the Agreement and the First Amendment to modify the maturity date thereunder.

AGREEMENT

1. The Agreement is modified such that the maturity date is February 28, 2019.

2. Miscellaneous Provisions

a. **Defined Terms**. Any capitalized terms not defined in this Amendment shall have the same meaning as used in the Agreement.

b. **Interpretation**. The parties acknowledge and agree that this Amendment shall not be construed or interpreted against any single party on the grounds of sole or primary authorship. The parties acknowledge that they have had the opportunity to consult with and receive legal, accounting, and other advice by attorneys, accountants, and other professionals of their choosing prior to entering into this Amendment.

c. **Counterparts**. This Amendment may be executed in counterparts and/or by facsimile or email, each of which shall be an original, but all of which shall together constitute one document.

d. **Conflict**. In the event of a conflict between the Agreement and the provisions of this Amendment, this Amendment shall control.

e. **Affirmation of Agreement.** Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

Debtor:

SPYR, Inc.

By: James R. Thompson, CEO and President

SECOND AMENDMENT TO UNIFORM COMMERCIAL CODE – SECURITY AGREEMENT

This Second Amendment to Uniform Commercial Code – Security Agreement (this "Amendment") is made and entered into and effective as of the 19th day of February, 2018, by SPYR APPS, LLC (the "Debtor").

RECITALS

A. On September 5, 2017, Debtor executed a Uniform Commercial Code – Security Agreement (the "Agreement") granting Berkshire Capital Management, Inc. (the "Lender") a security interest in Debtor's assets in the amount of Five Hundred Thousand Dollars ($500,000.00).

B. On November 27, 2017, Debtor executed a First Amendment to the Agreement ("First Amendment") increasing the amount secured to One Million Dollars ($1,000,000.00).

C. The Debtor desires to modify the Agreement and the First Amendment to modify the maturity date thereunder.

AGREEMENT

1. The Agreement is modified such that the maturity date is February 28, 2019.

2. Miscellaneous Provisions

a. **Defined Terms**. Any capitalized terms not defined in this Amendment shall have the same meaning as used in the Agreement.

b. **Interpretation**. The parties acknowledge and agree that this Amendment shall not be construed or interpreted against any single party on the grounds of sole or primary authorship. The parties acknowledge that they have had the opportunity to consult with and receive legal, accounting, and other advice by attorneys, accountants, and other professionals of their choosing prior to entering into this Amendment.

c. **Counterparts**. This Amendment may be executed in counterparts and/or by facsimile or email, each of which shall be an original, but all of which shall together constitute one document.

d. **Conflict**. In the event of a conflict between the Agreement and the provisions of this Amendment, this Amendment shall control.

e. **Affirmation of Agreement.** Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

Debtor:

SPYR APPS, LLC

By: James R. Thompson, Manager